DVM-SUMSUP 020119

Summary Prospectus Supplement dated February 1, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, R5, R6 and Y shares of the Fund listed below:

Invesco Developing Markets Fund

The Fund will open to all investors effective as of the open of business on February 28, 2019.

DVM-SUMSUP 020119